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                                                                   EXHIBIT 10.53

            FORM OF AMENDMENT TO RESTRICTED STOCK VESTING SCHEDULE

                           [ZEFER Corp. Letterhead]


                                           March __, 2000

  [Name of Party]
[Address of Party]

     Re:  Amendment to Senior Management Agreement

Dear [Name of Party]:

     This letter agreement amends that certain [insert the type of agreement to be amended] (the "Agreement") dated as of [date of the relevant agreement with the Party] between you, ZEFER Corp. (the "Company"), GTCR Fund VI, L.P., GTCR Executive Fund VI, L.P., and GTCR Associates Fund VI, L.P. (collectively, the "GTCR Affiliates").

     Section 2 of the Agreement is hereby amended as follows:

1.   Amendment to Section 2(a). Section 2(a) of the agreement is hereby amended
     --------------------------
     and modified by replacing the second sentence thereof with the following"

     "Except as otherwise provided in Sections 2(b), 2(c) and 2(d) below, the Executive Stock will become vested in accordance with the following schedule (the "Vesting Schedule"), if as of each such date Executive is
                    ----------------
     still employed by the Company or any of its Subsidiaries.

2.   Amendment to Section 2(d). Section of the Agreement is hereby amended and
     --------------------------
     modified by adding the following subsection:

     "(d) In the event that William A. Seibel is no longer serving as the President or Chief Executive Officer of the Company, and (i) the Company terminates the Executive's employment without Cause or (ii) the Executive resigns from his/her position with the Company for Good Reason, then all shares of Executive Stock which have not yet vested shall automatically vest one business day prior to the time of such event and such shares shall not be subject to the provisions of Section 3 hereof.

3.   General.  Except as specifically modified and amended hereby, the Agreement
     --------
     remains in full force and effect and is hereby ratified, confirmed and approved in all respects. This Letter Agreement reflects the complete agreement and
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     understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. This Letter Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement. The laws of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders and all other questions concerning the construction, validity and interpretation of this Letter Agreement, without giving effect to any choice of law or other conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.


     IN WITNESS WHEREOF, the parties hereto have executed this Senior Management Agreement on the date first written above.

                              ZEFER CORP.

                              By:________________________________
                              Its:

                              ___________________________________
                              Executive


Agreed and Accepted:

GTCR FUND VI, L.P.

By:  GTCR Partners VI, L.P.
Its: General Partner
By:  GTCR Golder Rauner, L.L.C.
Its: General Partner

By:   _________________________________
Name: _________________________________
Its:  Principal

GTCR VI EXECUTIVE FUND, L.P.
By:  GTCR Partners VI, L.P.
Its: General Partner
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By:  GTCR Golder Rauner, L.L.C.
Its: General Partner

By:   __________________________________
Name: __________________________________
Its:  Principal

GTCR ASSOCIATES VI
By:  GTCR Partners VI, L.P.
Its: Managing General Partner

By:  GTCR Golder Rauner, L.L.C.
Its: General Partner

By:   ____________________________
Name: ____________________________
      Its: Principal


      The foregoing Letter Agreement was entered into between ZEFER Corp. and the following stockholders of ZEFER Corp. to modify the type of agreement, and on a certain date set forth opposite such stockholders' name:

Amendments to Senior Management Agreements

      Diedre Aubuchon, 3/13/2000
      Allan Cohen, 3/13/2000
      Gerard E. Dube, 3/13/2000
      John Kelly, 3/13/2000
      Sean W. Mullaney, 3/13/2000
      William Seibel, 3/13/2000
      James L. Slamp, 3/13/2000
      Martha Stephens, 3/13/2000
      Frank Torbey, 3/13/2000
      Thomas Waite, 3/13/2000

Amendments to Employment Agreements

      Anthony Tjan, 3/13/2000